UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2014

Dana Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3939 Technology Drive, Maumee, Ohio 43537

(Address of principal executive offices) (Zip Code)

(419) 887-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Dana Holding Corporation (“Dana”) appointed R. Bruce McDonald to serve on Dana’s Board of Directors effective February 26, 2014. Mr. McDonald will serve on Dana’s Audit and Compensation Committees. On February 26, 2014, Dana issued a press release regarding this appointment. A copy of the press release is attached hereto as Exhibit 99.1.

Additionally, Steven B. Schwarzwaelder notified Dana that he will not stand for re-election, and will depart from Dana’s Board of Directors, effective May 2, 2014 prior to the commencement of Dana’s Annual Shareholder Meeting at 8:30 AM ET.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report.

Exhibit No.	Description

99.1	Press Release dated February 26, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA HOLDING CORPORATION

Date: February 26, 2014	By:	/s/ Marc S. Levin
	Name:	Marc S. Levin
	Title:	Senior Vice President, General Counsel
and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated February 26, 2014

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